Exhibit 99.1

Veeco Investor Presentation November 2007

John Peeler, CEO November 2007

HB-LED/ Wireless/ Data Storage Scientific Research/ Semiconductor Solar Industrial Thin Film Deposition, Etch, Saws & Lappers Metrology Auto AFM Other Metrology MOCVD and MBE AFMs, Optical & Stylus Profilers Veeco Provides Enabling Technology in Process Equipment and Metrology for Multiple Growth Markets

Veeco’s Technology/Market Universe Process Equipment 68% 32% Metrology Data Storage TFMH 31% Semiconductor 8% LED/Wireless 35% Scientific Research/ Industrial 26% Solar (emerging) Process Equipment Metal Organic Chem. Vapor Dep (MOCVD) Molecular Beam Epitaxy (MBE) Thermal Deposition Sources Ion Beam Etch (IBE) Ion Beam Dep (IBD) Physical Vapor Dep (PVD) Atomic Layer Dep (ALD) Lapping/Dicing % of 9M’07 Orders Our Core Technologies Drive New Market Opportunities Metrology Research AFM/SPM Optical Interferometer Stylus Profilers Automated AFM

We Have Strategic Relationships With Global Technology Leaders & Strong Market Share Semiconductor #1 AFM, Leader Optical HB-LED / Wireless A Leader in MOCVD and MBE Scientific Research #1 Research AFM Data Storage #1 TFMH Equipment THOUSANDS OF CUSTOMERS HDD COMPANIES WHO MAKE TFMHS SERVING GLOBAL INDUSTRY LEADERS STRONG MARKET SHARE

Joined Veeco July ’07 – Completed Initial Business Assessment Impressive products and technology Leading market positions in key areas #2 MOCVD for HB-LED; gaining share #1 PE and Metrology for TFMHs #1 AFM and strong position in optical profilers/interferometers Strong relationships with key customers Solid global sales and support network Attractive growth opportunities in several market segments Motivated and committed workforce Excellent teamwork between engineering, marketing and operations Lots of new products coming from R&D efforts

Initial Assessment – Key Challenges We Need: Increased and more consistent growth (2007 revenues down 10% from 2006; prior years 5-8% growth) Increased profitability (Q3/Q4 losing money on a GAAP basis) Better predictability Performance Improvement Plan focused on growing the top line and controlling spending...improve profitability of our Process Equipment and Metrology businesses

Initiated Performance Improvement Plan 1.Direct our resources to the best growth opportunities 2.Strengthen our global sales and services organization Competitive advantage Engine for growth 3.Short-term actions to improve profitability Expense reduction Gross margin improvement Cost containment 4.Ensure that each of our product businesses within Process Equipment and Metrology is executing well Effective conceptualization, development and commercialization of leadership products Acceptable expense levels 5.Improve business processes to increase effectiveness, predictability and profitability

1. Direct our Resources to the Best Growth Opportunities Align 2008 R&D Spending to the following key areas: HB-LED – long-term growth with deep end-market applications...increase investment to advance technology, improve customer CoO and gain share Scientific Research – fund next-gen nanomaterials tool, and increase investment in new life science capabilities Semiconductor – launch/support new Auto AFM Re-focus Data Storage R&D efforts on areas with best growth potential: Alumina deposition applications Technologies targeted to customers’ reduced CoO requirements – ie. Wafer size changes PVD research applications Solar – capitalize on our existing product line (MOCVD, CIGS deposition sources, Metrology) and complete business assessment

2. Strengthen our Global Sales and Service Organization Focus our selling efforts around four key product lines: Data Storage; Auto AFM; Metrology Instrumentation; MOCVD and MBE Recruited new Head of Global Sales and Service – William Tomeo joined Veeco 10/15 JDSU, Agilent, HP Build world-class global sales and service organization with dynamic new leadership: key competitive advantage Ensure field resources are properly aligned with opportunities New heads of Veeco APAC and Veeco Europe – internal promotions of key business executives with proven track records Restructuring to eliminate duplicity between field and factory resources

3. Short term Actions to Improve Profitability 100 person reduction in force – employees, consultants and temporary workers Reduction of discretionary expenses Realignment of our sales organization to more closely match current market/regional opportunities Consolidation of certain engineering & marketing groups – specifically PVD and Ion Beam Downsizing and consolidation of corporate headquarters facility in Woodbury, NY Travel & Expense control – goal 15% savings 2008 Restructuring of global finance and IT organization (benefit of SAP)

4. Ensure that Each of our Product Businesses is Executing Well Effective conceptualization, development and commercialization of leadership products More discipline around Product Life Cycle (PLC) process Within Process Equipment Data storage: streamline the number of products and customer commitments MOCVD/MBE: align for growth Within Metrology John Peeler to be Acting Head of Metrology – actively recruiting Deliver on new Auto AFM technology to be a meaningful contributor to 2008 Drive new product introductions in Nano-Bio AFM and Optical – including new features and applications

5. Improve Business Processes Do not allow businesses to spend ahead of revenue Drive for better linearity of order/revenue rates New discipline surrounding: PLC process and decisions Headcount additions Quarterly forecasting process Customer commitments Completing SAP in APAC this quarter...Japan by Q1... will enable more efficiency and visibility worldwide

End Market Growth Drivers November 2007

HB-LED currently Veeco’s highest growth end market Orders up 45% through the first nine months of 2007 New K-Series™ GaN (B/G) MOCVD penetrating key accounts worldwide E475 AsP MOCVD launched for solar applications & ROY LED – 15% > capacity HB-LED/Wireless Trends & Outlook Veeco K Series MOCVD Q3 included multi-unit orders from 4 customers Broad base of global customers investing in HB-LEDs for backlighting, architectural, automotive applications

Current HB-LED Market Drivers

- Laptop Backlighting
  - 13" – 15" by Apple and HP being introduced
- Mobile devices
  - Sony Ericsson, Samsung
  - Camera flash in cell phones
- Automotive
  - Head lamps
    - Audi R8 and Lexus 600h
  - DRL, Stop lights
- Large screen displays
  - Beijing Olympics
  - 6000 buses outfitted with indoor LED lighting







©2007 Veeco Instruments Inc. 16
Veeco

Veeco’s Emerging Solar Market Opportunity Crystalline Si Thin Film Mono-Si Poly-Si a-Si CuInGaSe2 (CIGS) CdTe (Cad-Tel) III-Vs (Multi-Jct.) Deposition Sources MOCVD Veeco’s Solution Space - 2008 Opportunity >$15-20M CIGS solar thermal deposition sources contribute to strong Q3 total Veeco >$5M in solar orders MOCVD, CIGS sources, metrology

Data Storage Trends and Outlook The HDD Value Proposition is Cost-Effective Storage Veeco is the leading provider of Process Equipment and Metrology to make TFMHs HDD areal density increasing 30-40% per year – technology investments continue Larger (8”) wafers require retooling in >50% of the process steps to achieve comparable yields...important ’08 activity Areal density growth Technology Advances Flash Competition New Process Equipment $$/GByte Flash vs. HDD Source: IDC-June 2007 $0.10 $1.00 $10.00 $100.00 2005 2006 2007 2008 2009 2010 NAND </= 1.0in HDD 1.8in HDD 2.5in HDD SSD

Data Storage Trends & Outlook HDD unit CAGR high single digit growth forecasted versus historical double digit Q3 HDD orders $35M in line with expectations...down sequentially but stabilized While end market “tea leaves” look favorable and industry health improves In the News: “Seagate hits pay-dirt as Sales and Earnings Rise”...“Hitachi Reveals Nanotechnology Milestone for Quadrupling Terabyte HDD” ...Customers continue to restrain capex and further industry consolidation is of concern Longer than expected delivery schedules impacts Q4/Q1 Veeco revenue Assessing opportunities to refocus our HDD product line ... remain cautious on HDD growth outlook

Semiconductor Trends & Outlook Veeco Q3 semiconductor order rate at historically low level Q4 Introduction of New Semiconductor Auto AFM Platform 45nm & 32nm Capable Improved Throughput (3x) Improved Accuracy & Repeatability (2x) Reduced CoO 2 beta tools shipped...additional orders received...multiple customer evaluations occurring Significant multi-year “tool per fab” opportunity Critical for Veeco Metrology performance improvements in 2008 CMP STI

Scientific Research/ Industrial Trends & Outlook Q3 Scientific Research orders up 17% sequentially and 9 months orders up 20% versus last year Successful new product launch Veeco Innova SPM Lower cost option for university researchers Dektak 150 – shipped 150th system since launch Q4 ‘06 High-performance research/ industrial metrology stylus profiler – high repeatability; low noise; large scanning range Good traction in NT Series Optical Profilers for industrial applications Driving new products in nanomaterials and life science applications for 2008 Veeco Innova SPM

Next Steps Veeco turnaround will take multiple quarters... we will continue to refine our revenue growth and profit improvement program Manage execution to plan: Sales Organization Improvements Focus product businesses on launch of next-gen solutions Continue review of domestic & international organizations and cost structures Evaluate sites and infrastructure – have just begun this Next input by February 2008

Financial Highlights Jack Rein, CFO November 2007

Q3 ‘07 Financial Highlights Revenue $98M, in line with guidance of $92-97M Flat sequentially Down 13% versus Q3 ’06 revenue of $112M Bookings: $118M, above guidance of $100-115M Up 3% versus Q3 ’06 Up 5% sequentially Bookings ahead of guidance primarily due to strength in HB-LED/Wireless, Scientific Research, and introduction of CIGS deposition sources for Solar Loss per share, excluding certain items, was ($0.05) compared to earnings per share of $0.21 last year In Line with guidance of ($0.09) – ($0.05) per share

Q3 ‘07 Revenue Overview Revenue by Product Q3 ’07 vs. Q3 ’06 Process Equip. Rev – down 12% Metrology Rev – down 15% Revenue by Market Q3 ’07 vs. Q3 ’06 Data Storage Rev – down 35% Semi Rev – down 26% HB-LED/Wireless – up 14% Scientific Research - up 8% Revenue by Region $97.7M vs. $112.4M Q3 ’06 (down 13%) Process Equipment 64% $62.9M Metrology 36% $34.8M HB-LED/ Wireless 32% Scientific Research 26% Data Storage 30% Semi- conductor 12% Europe 19% NA 30% APAC 38% Japan 13%

Orders by Product Q3 ’07 vs. Q3 ’06 PE - up 8% Metrology - down 7% Q3 ’07 vs. Q2 ’07 PE – up 4% Metrology – up 8% Q3 ‘07 Order Overview – B-B 1.21 to 1.0 $118.3M vs. $114.8M Q3 ’06 (up 3%) Metrology $37.4M 32% Process Equipment $80.9M 68% HB-LED/ Wireless 37% Scientific Research 28% Data Storage 30% Semi- conductor 5% NA 41% APAC 30% Europe 19% Japan 10% Orders by Region Up 26% Up 17% Up 48% Up 26% HB-LED/ Wireless Sci Res Down 22% Down 54% Semi Down 15% Down 22% Data storage vs Q2‘07 vs Q3’06 Orders by Market

Q4 ’07 Outlook/Guidance Q4 ‘07 Revenues $104-$112 million Q4 ‘07 EPS ($0.26)-($0.14) per share Non-GAAP EPS $0.00 - $0.06, excluding amortization of $1.9M and restructuring charges of $5.0 million, using a 35% tax rate Additional restructuring charges in the range of $8-13 million could potentially impact Q4 ‘07 and Q1 ‘08 earnings depending upon the timing and extent of additional actions under consideration Q4 ‘07 Orders currently expected to be between $105-$115M Q4 ‘07 Operating Expenses will decrease as a % of sales to approximately $40-$41M Gross margins should improve to a 40% level (high 30% in PE and mid 40% in Metrology)

Initial Thoughts on 2008 – Recovery Year Based upon recent bookings improvement, we will enter 2008 with significant backlog – end of year backlog is currently estimated to be $180 million based upon Q4 guidance ’08 should be a growth year for Veeco But will start slowly Expect modestly improved revenues in 1H ’08 vs. 2H ’07 Short-term spending actions will help the 2008 plan Some spending will increase specifically for incentive and other compensation (Chairman/CEO) 2008 Recovery Year – return to growth and profitability

Performance Improvement Goal to Get Back on Track to Trough and Peak Models $65M+ 8% 38-40% Equipment Trough Quarter $35M+ 10% 45% Metrology Revenue EBITA Operating Expense Gross Margin 40-42% 38% $100-105M 2-4% Total Veeco $82-$90M 15% 42% Equipment Peak Quarter $43-45M 16-20% 52% Metrology 45-46% 32-34% $125-135M 11-14% Total Veeco Gross Margin and Profit Improvement Plan “In Progress” to Define Long-term Targets Q4F 39-40% 36-38% 2-4% $104-112M Note: GMs are very sensitive to Process Equipment vs. Metrology Mix

Veeco Balance Sheet December 31, 2006 September 30, 2007 (in millions) $281.8 $280.4 Shareholder’s Equity 209.2 151.9 Long-Term Debt 589.6 527.4 Total Asset 73.5 69.5 Fixed Assets 248.1 201.4 Working Capital $147.0 $108.4 Cash and Investments Convertible debt reduced $56M to $144M in 2007 Term of $118M of convertible debt extended through April 2012 Approximately $25.2M of “Old Notes” remain outstanding due end 2008 The 2007 transactions have significantly improved Veeco’s capital structure.

Safe Harbor Statement     To the extent that this presentation discusses expectations or otherwise make statements about the future, such statements are forward-looking and are subject to a number of risks and uncertainties that could cause actual results to differ materially from the statements made. These factors include the risk factors discussed in the Business Description and Management's Discussion and Analysis sections of Veeco's Annual Report on Form 10-K for the year ended December 31, 2006 and subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K. Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements. In addition, this presentation includes non-GAAP financial measures. For GAAP reconciliation, please refer to the reconciliation section in this presentation as well as Veeco’s financial press releases and 10-K and 10-Q filings available on www.veeco.com.

Q3 ‘07 GAAP Reconciliation Table 2007 2006 2007 2006 Operating (loss) income ($4,187) $4,969 ($3,459) $12,215 Adjustments: Write-off of purchased in-process technology - 1,160 (1) - 1,160 Amortization expense 1,959 4,025 8,236 12,029 Restructuring expense 529 (2) - 1,974 (2) - Earnings (loss) before interest, income taxes and amortization excluding certain items ("EBITA") (1,699) 10,154 6,751 25,404 Interest expense, net 665 1,056 2,256 3,583 Gain on extinguishment of debt - - (738) (3) (330) (4) Adjustment to exclude gain on extinguishment of debt - - 738 330 Earnings (loss) excluding certain items before income taxes (2,364) 9,098 4,495 21,821 Income tax (benefit) provision at 35% (827) 3,184 1,573 7,637 Noncontrolling interest, net of income tax provision at 35% (80) (785) (313) (785) Earnings (loss) excluding certain items ($1,457) $6,699 $3,235 $14,969 Earnings excluding certain items per diluted share ($0.05) $0.21 $0.10 $0.48 Diluted weighted average shares outstanding 31,100 31,393 31,319 31,100 NOTE - The above reconciliation is intended to present Veeco's operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. Three months ended Nine months ended September 30, September 30, (1) During 2006, the Company purchased a 19.9% interest in Fluens Corporation. During the third quarter of 2006, the Company finalized its purchase accounting for Fluens determining that Fluens is a variable interest entity and the Company is its primary beneficiary as defined by FIN46(R). As such, the Company has consolidated the results of Fluens' operations from the acquisition date. As part of that acquisition, the Company acquired $1.2 million of in-process technology, which was written off as of the acquisition date. (2) During the second quarter of 2007, the Company incurred $1.5 million in expenses for personnel severance costs associated with its restructuring plan. During the third quarter of fiscal 2007, the Company incurred an additional $0.5 million of these costs. (3) During the first quarter of 2007, the Company repurchased $56.0 million aggregate principal amount of its 4.125% convertible subordinated notes. As a result of these repurchases, the amount of convertible subordinated notes outstanding was reduced to $144.0 million, and the Company recorded a gain from the extinguishment of debt in the amount of $0.7 million. (4) During the first quarter of 2006, the Company repurchased $20.0 million aggregate principal amount of its 4.125% convertible subordinated notes. As a result of this repurchase, the amount of convertible subordinated notes outstanding was reduced to $200.0 million, and the Company recorded a gain from the extinguishment of debt in the amount of $0.3 million. Veeco Instruments Inc. and Subsidiaries Reconciliation of operating (loss) income to earnings (loss) excluding certain items (In thousands, except per share data) (Unaudited)

Q4 ‘07 Guidance Reconciliation Table High End Low End 1,900 5,000 1,900 5,000 Amortization expense Restructuring expense 4,000 750 Earnings before interest, income taxes and amortization, excluding certain items (“EBITA”) 900 900 Interest expense, net 3,100 (150) (Loss) earnings excluding certain items before income taxes (1,085) 120 53 120 Income tax benefit (expense) at 35% Non-controlling interest, net of income tax provision at 35% $2,135 $23 Earnings excluding certain items $0.06 $0.00 Earnings excluding certain items per diluted share 33,000 33,000 Diluted weighted average shares outstanding Note: The forecasted income tax expenses for the three months ending December 31, 2007 high end and low end guidance is $1.1 million and $1.2 million, respectively. NOTE: The above reconciliation is intended to present Veeco’s operating results, excluding certain items and providing income taxes at a 35% statutory rate. This reconciliation is not in accordance with, or an alternative method for, generally accepted accounting principles in the United States, and may be different from similar measures presented by other companies. Management of the Company evaluates performance of its business units based on EBITA, which is the primary indicator used to plan and forecast future periods. The presentation of this financial measure facilitates meaningful comparison with prior periods, as management of the Company believes EBITA reports baseline performance and thus provides useful information. $(2,900) $(6,150) Operating loss Guidance for three months ended December 31, 2007 (in thousands)